EXHIBIT 10.5

May 16, 2007

Camden Learning, LLC
500 East Pratt Street
Suite 1200
Baltimore, MD 21202

Re: CAMDEN LEARNING CORPORATION

Gentlemen:

This letter will confirm our agreement, that commencing on the effective date (“Effective Date”) of the registration statement (“Registration Statement”) of the initial public offering (“IPO”) of the securities of Camden Learning Corporation (the “Company”) and continuing until the earlier to occur of: (i) the consummation of a Business Combination (as described in the Registration Statement), (ii) failure to effect a Business Combination within 24 months from the consummation of the IPO and (iii) the date on which we determine to dissolve and liquidate our trust account as part of our plan of dissolution and liquidation, Camden Learning, LLC (“CL LLC”) shall make available to the Company certain general and administrative services, including but not limited to receptionist, secretarial and general office services. In exchange therefore, the Company shall pay CL LLC the sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

CAMDEN LEARNING CORPORATION

By: Name: David L. Warnock
Title: Chief Executive Officer

Agreed to and Accepted by:

CAMDEN LEARNING, LLC

By: Camden Partners Strategic III, LLC
Its: Manager

By Camden Partners Strategic Manager, LLC
Its: Managing Member

By:
Donald W. Hughes Managing Member